                                                                     EXHIBIT 4.1

               --------------------------------------------------


                                PULTE CORPORATION


                            -------------------------


                              INDENTURE SUPPLEMENT

                          DATED AS OF JANUARY 31, 1999


                            -------------------------


                              THE BANK OF NEW YORK

                                     TRUSTEE


               --------------------------------------------------


                             SENIOR DEBT SECURITIES

         INDENTURE SUPPLEMENT dated as of January 31, 1999, among PULTE CORPORATION, a Michigan corporation ("Company"), located at 33 Bloomfield Hills Parkway, Suite 200, Bloomfield Hills, Michigan 48304, THE BANK OF NEW YORK, as Successor Trustee to NationsBank of Georgia, National Association ("Trustee"), PULTE HOME CORPORATION ("Pulte Home"), and the subsidiaries of Pulte Home set forth on the signature pages hereto (Pulte Home and such wholly-owned subsidiaries and, as applicable, any successor who replaces such Guarantor pursuant to the applicable provisions of this Indenture Supplement and, thereafter, such successor, all together the "Guarantors").

         The Company, the Trustee and the Guarantors have entered into an Indenture dated as of December 1, 1993 as amended by the Indenture Supplement dated as of August 27, 1997 and the Indenture Supplement dated as of March 20, 1998 (the "Indenture") pursuant to which the Trustee acts as trustee for the holders of the Company's 7% Senior Notes due December 20, 2003 and the Company's 8-3/8% Senior Notes due August 23, 2004. Capitalized terms used in this Indenture Supplement and not otherwise defined shall have the meanings set forth in the Indenture.

         The parties hereto desire to add the following companies as guarantors of the Guaranteed Obligations under the Indenture:

                  Abacoa Homes, Inc.;

                  DiVosta and Company, Inc.;

                  DiVosta Homes, Inc.;

                  Florida Building Products, Inc.;

                  Florida Club Homes, Inc.;

                  Hammock Reserve Development Company;

                  Island Walk Development Company;

                  PB Venture L.L.C.;

                  PN II, Inc.

                  PQL Realty Corporation;

                  Pulte - IN Corporation;

                  Pulte Payroll Corporation;

                  Pulte Real Estate Company;

                  Radnor Homes, Inc.;

                  RiverWalk of the Palm Beaches Development Company, Inc.;



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                  RN Acquisition 2 Corp.;

                  Sunco Building Corporation;

                  TVM Corporation;

                  Village Walk Development Company, Inc.; and

                  Wil Corporation

         Section 901 of the Indenture permits the Company and the Trustee to execute supplements to the Indenture for the purpose of adding guarantors of the Guaranteed Obligations without the consent of any Holders.

         NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

         For and in consideration of the premises and the mutual covenants and agreements contained herein, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

         1. The following companies are hereby added as guarantors of the Guaranteed Obligations under the Indenture:

                  Abacoa Homes, Inc.;

                  DiVosta and Company, Inc.;

                  DiVosta Homes, Inc.;

                  Florida Building Products, Inc.;

                  Florida Club Homes, Inc.;

                  Hammock Reserve Development Company;

                  Island Walk Development Company;

                  PB Venture L.L.C.;

                  PN II, Inc.

                  PQL Realty Corporation;

                  Pulte - IN Corporation;

                  Pulte Payroll Corporation;

                  Pulte Real Estate Company;

                  Radnor Homes, Inc.;

                  RiverWalk of the Palm Beaches Development Company, Inc.;

                  RN Acquisition 2 Corp.;

                  Sunco Building Corporation;


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                  TVM Corporation;

                  Village Walk Development Company, Inc.; and

                  Wil Corporation

         2. The Indenture, as supplemented by and together with this Indenture Supplement, shall be read, taken and construed as one and the same instrument.

         3. This Indenture Supplement may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all of such counterparts shall together constitute but one and the same instrument.

         4. This Indenture Supplement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be duly executed as of the day and year first above written.

                                   THE BANK OF NEW YORK,
                                        as Trustee



                                   By:/s/William Cardozo
                                      -----------------------------------
                                   Name:          William Cardozo
                                   Title:         Agent



                                   PULTE CORPORATION



                                   By:/s/John R. Stoller
                                      -----------------------------------
                                   Name:          John R. Stoller
                                   Title:         Senior Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    ABACOA HOMES, INC.


                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    CANTERBURY LIQUIDATION CORPORATION
                                    (f/k/a Canterbury Communities, Inc.)


                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    CANTERBURY DIVERSIFIED BUILDING
                                       CORPORATION


                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    CEIBA HOMES, INC.


                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd





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



                                    DEAN REALTY COMPANY


                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    DIVOSTA AND COMPANY, INC.


                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    DIVOSTA HOMES, INC.


                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    FLORIDA BUILDING PRODUCTS, INC.


                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd











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



                                    FLORIDA CLUB HOMES, INC.



                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    GURABO HOMES, INC.



                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                     HAMMOCK RESERVE DEVELOPMENT
                                     COMPANY



                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd


                                    ISLAND WALK DEVELOPMENT COMPANY


                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd









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


                                    JAMES T. LYNCH, INC.


                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    PALMVILLE DEVELOPMENT CORP.


                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    PB VENTURE L.L.C.


                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    PBW CORPORATION


                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    PHC TITLE CORPORATION


                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    PHM REALTY, INC.



                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    PHT TITLE CORPORATION



                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    PN II, INC.



                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd


                                    PQL REALTY CORPORATION



                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    PRESERVE I, INC.
                                    (f/k/a Marengo corporation)



                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    PRESERVE II, INC.

                                    (f/k/a Pine Ridge Building Corporation)



                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    PULTE-IN CORPORATION



                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    PULTE DEVELOPMENT CORPORATION



                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

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                                    PULTE HOME CORPORATION OF
                                    THE DELAWARE VALLEY
                                    (f/k/a Fairmont Building Corporation)



                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    PULTE HOME CORPORATION
                                       OF NEW ENGLAND
                                    (f/k/a Pulte Home Corporation of
                                     Massachusetts)



                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    PULTE HOME CORPORATION



                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    PULTE HOMES OF GREATER KANSAS
                                       CITY, INC.



                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    PULTE HOMES OF MICHIGAN
                                       CORPORATION



                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    PULTE HOMES OF
                                       MINNESOTA CORPORATION
                                    (f/k/a Marv Anderson Homes, Inc.)



                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    PULTE HOMES OF OHIO CORPORATION



                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    PULTE HOMES OF SOUTH CAROLINA, INC.



                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    PULTE HOMES OF TEXAS, L.P.
                                    By PNI, Inc.
                                    Its General Partner



                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    PULTE LAND DEVELOPMENT
                                       CORPORATION



                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    PULTE LIFESTYLE COMMUNITIES, INC.



                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President

Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd
                                    PULTE PAYROLL CORPORATION



                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest: /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    PULTE REAL ESTATE COMPANY


                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    RADNOR HOLMES, INC.


                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    RIVERWALK OF THE PALM BEACHES
                                       DEVELOPMENT COMPANY, INC.

                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd
                                    RN ACQUISITION 2 CORP.


                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    SALINAS BUILDERS, INC.


                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    SALINAS HOMES, INC.


                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    SEAN/CHRISTOPHER HOMES, INC.


                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    SUNCO BUILDING CORPORATION


                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    TVM CORPORATION


                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    VILLAGE WALK DEVELOPMENT
                                       COMPANY, INC.


                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd

                                    WIL CORPORATION


                                    By: /s/John R. Stoller
                                        ----------------------------------------
                                    Name:          John R. Stoller
                                    Title:         Vice President
Attest:  /s/Calvin R. Boyd
       ---------------------------
         Calvin R. Boyd





























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